SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

33.   SUBSEQUENT EVENTS

On February 17, 2017, the Company announced it had acquired an effective 50% interest in the partnership that will construct the 497-MW Hohe See Offshore Wind Project. Enbridge will partner with state-owned German utility EnBW in the construction and operation of this late-design project, with the target in-service date of 2019. The Hohe See Offshore Wind Project is located in the North Sea, 98 kilometres (61 miles) off the coast of Germany and will be constructed under fixed-price engineering, procurement, construction and installation contracts, which have been secured with key suppliers. The Hohe See Offshore Wind Project is backed by a government legislated 20-year revenue support mechanism. Enbridge’s total investment in this project through the project’s completion and in-service date in 2019 is expected to be approximately $1.7 billion (€1.07 billion), including planned spend of approximately $0.6 billion (€0.44 billion) throughout 2017.

On February 15, 2017, EEP completed its previously disclosed transaction to acquire an effective 27.6% interest in the Bakken Pipeline System for a purchase price of US$1.5 billion. The Bakken Pipeline System connects the prolific Bakken formation in North Dakota to markets in eastern PADD II and the United States Gulf Coast, providing customers with access to premium markets at a competitive cost. The Bakken Pipeline System consists of the Dakota Access Pipeline and the Energy Transfer Crude Oil Pipeline projects. The Dakota Access Pipeline consists of 1,886 kilometres (1,172 miles) of 30-inch pipeline from the Bakken/Three Forks production area in North Dakota to Patoka, Illinois. It is expected to initially deliver in excess of 470,000 bpd of crude oil and has the potential to be expanded to 570,000 bpd. The Energy Transfer Crude Oil Pipeline consists of 100 kilometres (62 miles) of new 30-inch diameter pipe, 1,104 kilometres (686 miles) of converted 30-inch diameter pipe, and 64 kilometres (40 miles) of converted 24-inch diameter pipe from Patoka, Illinois to Nederland, Texas.

On January 27, 2017, Enbridge announced that it had entered into a merger agreement through a wholly-owned subsidiary, whereby it will take private MEP by acquiring all of the outstanding publicly-held common units of MEP. Total consideration to be paid by Enbridge for these units will be approximately US$170 million and the transaction is expected to close in the second quarter of 2017. In addition, pursuant to an on-going strategic review of EEP, further joint funding actions with EEP were announced. Specifically, Enbridge and EEP entered into an agreement for the joint funding of the United States portion of the Line 3 Replacement Program (U.S. L3R Program), whereby Enbridge and EEP will fund 99% and 1%, respectively, of the project development and construction costs. Enbridge has reimbursed EEP approximately US$450 million for capital expenditures on the project to date and will fund 99% of the expenditures through construction. EEP will retain an option to acquire up to 40% of the U.S. L3R Program at book value, once the project is completed and in service. EEP also used a portion of the proceeds reimbursed by Enbridge under the U.S. L3R joint funding arrangement to acquire an additional 15% interest in the cash-generating Eastern Access projects pursuant to an existing joint funding agreement for approximately US$360 million. The strategic review of EEP is ongoing and it is currently expected that any resulting actions will be announced early in the second quarter of 2017. Any such contemplated actions are not expected to be material to Enbridge’s previously published financial projections.